UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2010

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 30, 2010 we issued a press release reporting, among other things, our sales and operating results for the three and twelve month periods ended January 30, 2010.  The press release is attached as Exhibit 99.1 to this report.

The press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning our operations, performance, and financial condition.  Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated.  Such risks and uncertainties may include, but are not limited to: the failure to realize the benefits from the sale of our credit card program to, and the operation of our credit card program by, our third-party provider; the failure to implement our business plan for increased profitability and growth in our retail stores and direct-to-consumer segments; the failure of our executives and their management teams to successfully implement our business plans; the failure to effectively implement our plans for a new organizational structure and enhancements in our merchandise and marketing; the failure of the continued growth of the women’s plus apparel market; the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents; the failure to effectively implement our planned store closing plans; the failure to continue receiving accurate and compliant e-commerce and third-party processing services; the failure to achieve improvement in our competitive position; the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business; changes in or miscalculation of fashion trends; extreme or unseasonable weather conditions; economic downturns; escalation of energy costs; a weakness in overall consumer demand; the failure to find suitable store locations; increases in wage rates; the ability to hire and train associates; trade and security restrictions and political or financial instability in countries where goods are manufactured; the failure of our vendors to deliver quality and timely shipments, in compliance with applicable laws and regulations; the interruption of merchandise flow from our centralized distribution facilities and third-party distribution providers; inadequate systems capacity; inability to protect trademarks or other intellectual property; competitive pressures; and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies.  These, and other risks and uncertainties, are detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other filings with the Securities and Exchange Commission.  We assume no duty to update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 30, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: March 30, 2010	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 30, 2010.

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